SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 Form 8-K

 Current Report Pursuant to Section 13 or 15(d) of The Securities Act of 1934

    Date of Report (Date of earliest event reported)    October 23, 1996

         (Exact name of registrant as specified in its charter)
                           DST Systems, Inc.


(State or other jurisdiction      (Commission            (I.R.S. Employer
     of incorporation)            File Number)          Identification No.)
         Delaware                   1-14036                 43-1581814


          1055 Broadway, Kansas City, Missouri           64105
        (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code    (816) 435-6568

                      Not applicable.
(Former name or former address, if changed since last report.)


FORM 8-K
DST SYSTEMS, INC.
ITEM 1  CHANGES IN CONTROL OF REGISTRANT
Not applicable.

ITEM 2  ACQUISITION OR DISPOSITION OF ASSETS
Not applicable.

ITEM 3  BANKRUPTCY OR RECEIVERSHIP
Not applicable.

ITEM 4  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
Not applicable.

ITEM 5  OTHER EVENTS
See attached as an Exhibit to this Form 8-K a News Release released October 23, 1996 concerning the announcement of financial results.

ITEM 6  RESIGNATIONS OF REGISTRANT'S DIRECTORS
Not applicable.

ITEM 7  FINANCIAL STATEMENTS AND EXHIBITS
Not applicable.

ITEM 8  CHANGE IN FISCAL YEAR
Not applicable.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   DST Systems, Inc.


                                   /s/ Robert C. Canfield
                                   Senior Vice President, General Counsel,
                                   Secretary

Date:  October 24, 1996